Supplement to the
Fidelity® Advisor
Mid Cap Fund
Institutional Class
January 29 ,2001
Prospectus

The following information supplements similar information found under the heading "Buying Shares" in the "Buying and Selling Shares" section on page 11.

7. Employee benefit plan programs covering employees of broker-dealers, registered investment advisers, trust institutions and bank trust departments, and insurance companies having agreements with FDC.

The following information replaces similar information found under the heading "Buying Shares" in the "Buying and Selling Shares" section on page 11.

There is no minimum account balance or initial or subsequent purchase minimum for (i) investments through Portfolio Advisory ServicesSM , (ii) certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts, or (iii) certain mutual fund wrap program accounts. An eligible wrap program must offer asset allocation services, charge an asset-based fee to its participants for asset allocation and/or other advisory services, and meet trading and other operational requirements under an appropriate agreement with FDC. In addition, the fund may waive or lower purchase minimums in other circumstances.

The following information replaces similar information found under the heading "Fund Management" in the "Fund Services" section on page 20.

Peter Saperstone is manager of Advisor Mid Cap, which he has managed since June 2001. He also manages other Fidelity funds. Since joining Fidelity in 1995, Mr. Saperstone has worked as a research analyst and manager.

MCI-01-02 June 21, 2001
1.756201.101

Supplement to the
Fidelity® Advisor
Mid Cap Fund
Class A, Class T,
Class B, and Class C
January 29, 2001
Prospectus

The following information replaces similar information found under the heading "Buying Shares" in the "Buying and Selling Shares" section on page 12.

There is no minimum account balance or initial or subsequent purchase minimum for (i) certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts or (ii) certain mutual fund wrap program accounts. An eligible wrap program must offer asset allocation services, charge an asset-based fee to its participants for asset allocation and/or other advisory services, and meet trading and other operational requirements under an appropriate agreement with FDC. In addition, the fund may waive or lower purchase minimums in other circumstances.

The following information replaces similar information found under the heading "Fund Management" in the "Fund Services" section on page 23.

Peter Saperstone is manager of Advisor Mid Cap, which he has managed since June 2001. He also manages other Fidelity funds. Since joining Fidelity in 1995, Mr. Saperstone has worked as a research analyst and manager.

The following information replaces similar information found under the heading "Special Purchase Shares" in the "Fund Distribution" section on page 29.

Special Purchase Shares. Certain Class A and Class T shares may be subject to a CDSC of 0.25% of the lesser of the cost of the shares at the date of purchase or the value of the shares at the time of redemption. These shares, referred to in this prospectus as "Special Purchase Shares," are Class A and Class T shares sold by investment professionals who receive a finder's fee from FDC equal to 0.25% of their purchase amount. Finder's fees are paid only in connection with purchases of: (i) Class A shares in amounts of $1 million or more that qualify for a Class A load waiver; (ii) Class A shares in amounts of $25 million or more; and (iii) Class T shares in amounts of $1 million or more. Finder's fees are not paid in connection with purchases of Class A or Class T shares by insurance company separate accounts.

MC-01-03 June 21, 2001
1.756202.102

The following information replaces the fourth paragraph found under the heading "Special Purchase Shares" in the "Fund Distribution" section beginning on page 29.

To qualify to receive a finder's fee, an investment professional must notify Fidelity in advance of the eligible purchase.

The following information replaces similar information found under the heading "Special Purchase Shares" in the "Fund Distribution" section beginning on page 29.

1. Acquired by insurance company separate accounts prior to April 1, 2001;